UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2016

Monmouth Real Estate Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-33177	22-1897375
(State or other jurisdiction of incorporation)	(State or Number) other jurisdiction Number)	(I.R.S. Employer Identification No.)

Juniper Business Plaza, Suite 3-D
3499 Route 9 North
Freehold, New Jersey 07728
(Address of principal executive offices) (Zip Code)

(732) 577-9996
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 8, 2016, the Company issued a press release announcing the acquisition of a brand new built-to-suit 125,860 square foot industrial building leased to General Electric Company located near the Pittsburgh International Airport for a purchase price of $20,032,864.

The information in this report and the exhibit attached hereto is being furnished, not filed, for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated March 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

Dated: March 9, 2016	By:	/s/ Kevin S. Miller
Kevin S. Miller
Chief Financial Officer and Chief Accounting Officer